UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2023

INUVO, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 President Clinton Ave., Ste. 300, Little Rock, AR	72201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (501) 205-8508

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	INUV	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07 SUBMISSION OF A MATTER TO A VOTE OF SECURITY HOLDERS.

On June 15, 2023, Inuvo, Inc. (“Inuvo”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting was April 24, 2023. At the close of business on that date, the Company had 121,638,122 shares of common stock issued and outstanding and entitled to be voted at the Annual Meeting. Of the 121,638,122 shares of common stock issued and outstanding and entitled to be voted at the Annual Meeting, 63,501,672 shares (or 52.2%), constituting a quorum, were represented in person or by proxy at the Annual Meeting. At the Annual Meeting, four proposals were submitted to the Company’s stockholders. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on May 1, 2023. The final voting results were as follows:

Proposal 1

Inuvo’s stockholders elected the following Class III directors to serve for a term expiring at the 2026 annual meeting of stockholders or until their respective successors have been duly elected and qualified, based upon the voting results set forth below.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Charles D. Morgan	44,156,427	2,414,533	-	16,930,711
Kenneth E. Lee	39,048,721	7,522,240	-	16,930,711

Proposal 2

Inuvo’s stockholders approved the ratification of the appointment of EisnerAmper LLP as Inuvo’s independent registered public accounting firm, based upon the voting results set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
59,896,641	2,271,487	1,333,544	-

Proposal 3

Inuvo’s stockholders approved, on an advisory basis, the frequency of the non-binding stockholder vote on executive compensation as set forth below.

1 Year	2 Year	3 Year	Votes Abstained	Broker Non-Votes
19,844,158	839,110	25,645,520	242,172	16,930,711

In response to the above voting results and other considerations, the Board of Directors of Inuvo determined that Inuvo will hold an advisory vote on named executive officer compensation on an every three-years basis.  Inuvo will continue to include an advisory, non-binding vote on executive compensation in its proxy materials pursuant to Section 14A of the Exchange Act every three years, with the next vote at Inuvo’s 2025 Annual Meeting of Stockholders, until the next advisory vote on the frequency of advisory votes on executive compensation, which will occur no later than the Inuvo’s 2029 Annual Meeting of Shareholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INUVO, INC.
Date: June 20, 2023	By:	/s/ John Pisaris
John Pisaris, General Counsel

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